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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------

        Date of Report (Date of earliest event reported): JANUARY 1, 2001


                     AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                    000-30733                   41-1978822
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


                              10700 BREN ROAD WEST
                              MINNETONKA, MN 55343
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                    (Address of principal executive offices)

                                 (952) 933-4666
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              (Registrant's telephone number, including area code)


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ITEM 8.  CHANGE IN FISCAL YEAR.

Effective January 1, 2001, the Company changed its fiscal year end from a calendar year ending on December 31 to a 52 or 53-week fiscal year ending on the Saturday nearest December 31. Accordingly, the 2001 fiscal year will end on December 29, 2001, whereas previous fiscal years ended on December 31. The effect of this change was not material to the Company's financial condition or results of operations. No report was filed to cover the transition period as activity during this period was deemed to be immaterial. All fiscal quarters will end on the Saturday nearest the end of the calendar quarter.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

                                       By: /s/ M. James Call
                                          --------------------------------------
                                          M. James Call
                                          Executive Vice President,
                                          Chief Financial Officer and Secretary

Dated:  December 3, 2001